UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: November 15, 2007

Home Federal Bancorp, Inc.
(Exact name of registrant as specified in its charter)

Federal	000-50901	20-0945587
(State or other jurisdiction	(Commission File	(I.R.S. Employer
of incorporation)	Number)	Identification No.)

500 12th Avenue South
Nampa, Idaho 83651
(Address of principal executive offices and zip code)

(208) 466-4634
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[  ]     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17
         CFR 240.14d-2(b))

[  ]     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17
         CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement

On November 15, 2007, Home Federal MHC, Home Federal Bancorp, Inc., Home Federal Bank and new Home Federal Bancorp, Inc. ("new Home Federal Bancorp") entered into an Agency Agreement with Keefe Bruyette & Woods, Inc. ("KBW"), which will act as financial advisor during new Home Federal Bancorp's stock offering and also assist in the marketing of new Home Federal Bancorp's common stock during its stock offering.

The shares of common stock are being offered pursuant to a Registration Statement on Form S-1 (Registration No. 333-146289) filed by new Home Federal Bancorp under the Securities Act of 1933, as amended, and a related prospectus dated November 9, 2007. For a description of the fees to be paid to KBW, see "The Conversion and Stock Offering - Marketing Arrangements" in the prospectus.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                                                            HOME FEDERAL BANCORP, INC.

Date: November 15, 2007                                    By: /s/Daniel L. Stevens
                                                                                  Daniel L. Stevens
                                                                                  President and Chief Executive Officer

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